Designated Filer: Warburg Pincus Private Equity X, L.P.
Issuer & Ticker Symbol: Primerica, Inc. (PRI)
Date of Event Requiring Statement: October 10, 2012
          Exhibit 99.2

       JOINT FILERS' SIGNATURES

WARBURG PINCUS PRIVATE EQUITY X, L.P.

By: Warburg Pincus X, L.P., its general
partner
By: Warburg Pincus X LLC, its general partner
By: Warburg Pincus
Partners LLC, its sole member
By: Warburg Pincus & Co., its managing member

By:  /s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

WARBURG
PINCUS X PARTNERS, L.P.
By: Warburg Pincus X, L.P., its general partner
By:
Warburg Pincus X LLC, its general partner
By: Warburg Pincus Partners LLC, its
sole member
By: Warburg Pincus & Co., its managing member

By:  /s/ Scott A.
Arenare
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS X, L.P.
By:
Warburg Pincus X LLC, its general partner
By: Warburg Pincus Partners LLC, its
sole member
By: Warburg Pincus & Co., its managing member

By:  /s/ Scott A.
Arenare
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS X LLC
By: Warburg
Pincus Partners LLC, its sole member
By: Warburg Pincus & Co., its managing
member

By:  /s/ Scott A. Arenare
Name: Scott A. Arenare
Title:
Partner

WARBURG PINCUS PARTNERS LLC
By: Warburg Pincus & Co., its managing
member

By:  /s/ Scott A. Arenare
Name: Scott A. Arenare
Title:
Partner

WARBURG PINCUS & CO.

By:  /s/ Scott A. Arenare
Name: Scott A.
Arenare
Title: Partner

WARBURG PINCUS LLC

By:  /s/ Scott A. Arenare
Name:
Scott A. Arenare
Title: Managing Director

CHARLES R. KAYE

By:  /s/ Scott A.
Arenare
Scott A. Arenare, Attorney-in-fact*

JOSEPH P. LANDY

By:  /s/ Scott A.
Arenare
Scott A. Arenare, Attorney-in-fact**

*

Power of Attorney given by Mr. Kaye was previously filed with the United
States Securities and Exchange Commission (the "SEC") on October 4, 2012, as an
exhibit to the Schedule 13D filed by Warburg Pincus Private Equity X, L.P. with respect to Primerica, Inc.

**

Power of Attorney given by Mr. Landy was
previously filed with the SEC on October 4, 2012, as an exhibit to the Schedule
13D filed by Warburg Pincus Private Equity X, L.P. with respect to Primerica,
Inc.